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                                                                  EXHIBIT 10-c-9

                             CONEXANT SYSTEMS, INC.

                           UNANIMOUS WRITTEN CONSENT
                                       OF
                               BOARD OF DIRECTORS

     The undersigned, being all the members of the Board of Directors of Conexant Systems, Inc., a Delaware corporation (the "Company"), do hereby consent in writing, pursuant to Section 141(f) of the Delaware General Corporation Law and the Company's By-Laws, to the taking of the action embodied in the following resolutions, effective as of Monday, September 13, 1999 and do further hereby direct the Secretary of the Company to file this Consent with the minutes of the proceedings of the Board of Directors:

          WHEREAS, on August 13, 1999 the Board of Directors appointed a Dividend Committee to monitor market conditions and to declare a stock dividend if deemed appropriate;

          WHEREAS, said Committee took no action and the Board of Directors now prefers to adopt resolutions pertaining to a stock dividend by Unanimous Written Consent; and

          WHEREAS, the Company has available a sufficient number of authorized but unissued shares of common stock and sufficient available funds to declare a dividend of one share per share on the common stock of this Company;

          THEREFORE, BE IT RESOLVED, that the Dividend Committee of the Board, appointed at its August 13, 1999, regularly scheduled meeting, is hereby dissolved;

          RESOLVED FURTHER, that a stock dividend (the "Stock Dividend") is hereby declared on the Common Stock of the Company at the rate of one additional share of Common Stock for each share of Common Stock issued and outstanding (or held in the treasury of the Company) payable to shareowners of record at the close of business on September 24, 1999 (the "Record Date") and to be distributed on October 29, 1999;

          RESOLVED FURTHER, that there be delivered with each share of Common Stock issued pursuant to the Stock Dividend with respect to any share of Common Stock issued and outstanding on the Record Date one Preferred Share Purchase Right (a "Right") upon the terms and conditions set forth in the Rights Agreement dated as of November 30, 1998 (the "Rights Agreement") between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent;

          RESOLVED FURTHER, that for each share of Common Stock issued pursuant to the Stock Dividend, the surplus account of the Company (designated "Additional paid-in capital" on the books of the Company) shall be charged with, and the Common Stock account of the Company shall be credited with, $1.00 per share;
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          RESOLVED FURTHER, that ChaseMellon Shareholder Services, L.L.C., as
     Transfer Agent and Registrar for the Common Stock, be, and it hereby is, authorized and directed (i) as soon as practicable after the time the Stock Dividend shall have become payable, (a) to issue and record in its records, as such Transfer Agent and Registrar, in the name of each holder of Common Stock of record on the Record Date (including the Company as holder of record of treasury shares, if any), that number of shares of Common Stock equal to the number of shares of Common Stock held by such holder of record as of the close of business on the Record Date and (b) if any shares of Common Stock held by such holder of record are represented by a certificate or certificates, to sign as such Transfer Agent and Registrar a certificate or certificates for such number of additional shares of Common Stock and
     (ii) as soon as practicable after the Stock Dividend shall have been paid, to mail to each registered holder of Common Stock on the Record Date an account statement indicating the number of additional shares of Common Stock issued to such holder pursuant to the Stock Dividend and/or such additional certificate or certificates representing the number of additional shares of Common Stock issued to such holder pursuant to the Stock Dividend, addressed to such holder at such holder's address as it appears on its records;

          RESOLVED FURTHER, that, upon the Stock Dividend being paid, the authority heretofore granted to ChaseMellon Shareholder Services, L.L.C. as Transfer Agent and Registrar for the Common Stock, be, and it hereby is, extended to include all shares of Common Stock issued in connection with the Stock Dividend;

          RESOLVED FURTHER, that, upon the Stock Dividend being paid and in order to adjust for the dilution due to such dividend of Common Stock, the Company reserve and set aside such additional full number of shares of Common Stock (from its authorized but unissued shares of Common Stock, or from treasury shares, if any, as appropriate) as are necessary for delivery upon (i) exercise of stock options granted under the 1998 Stock Option Plan of the Company, (ii) exercise of stock options and payment of restricted stock awards granted under the 1999 Long-Term Incentives Plan of the Company, (iii) exercise of stock options granted under the Directors Stock Plan of the Company and the payment of restricted stock in lieu of cash retainer fees under such plan, (iv) purchases made under the 1999 Employee Stock Purchase Plan of the Company, (v) purchases made under the 1999 Non-Qualified Employee Stock Purchase Plan of the Company and (vi) conversion of the Company's outstanding 4-1/4% Convertible Subordinated Notes Due May 1, 2006;

          RESOLVED FURTHER, that, upon the Stock Dividend being paid, appropriate adjustments shall be made to (i) the conversion price applicable to the conversion of the Company's outstanding 4-1/4% Convertible Subordinated Notes Due May 1, 2006 into shares of Common Stock pursuant to the terms and conditions of such Notes and the Indenture under which such Notes were issued and (ii) the number of one one-hundredths of a share of Series A Junior Participating Preferred Stock of the Company purchasable pursuant to the terms and conditions of the Rights Agreement, and that the officers of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and deliver all certificates and to publish or cause to be published all notices as may be required in connection therewith:


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          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, to execute and file with the Nasdaq Stock Market, Inc. ("Nasdaq") an application or applications for the listing of the additional shares of Common Stock (including the associated Rights) issuable upon payment of the Stock Dividend on the Nasdaq National Market System, and in connection therewith to file such other information and documents, and to enter into such agreements with Nasdaq in the name and on behalf of the Company, as may be deemed necessary, appropriate or advisable, and to take all such other actions as may be required to effect such listing;

          RESOLVED FURTHER, that the officers and assistant secretaries of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company, to make such applications, enter into such agreements and undertakings and do or cause to be done such acts and things as may be necessary or desirable to list the additional shares of Common Stock issuable upon payment of the Stock Dividend (including the associated Rights) on such other stock exchanges as any such officers may deem necessary or appropriate; and

          RESOLVED FURTHER, that the officers and assistant secretaries of the Company be, and each of them hereby is, authorized and empowered, in the name and on behalf of the Company and under its corporate seal or otherwise, to make, execute and deliver, or cause to be made, executed and delivered, all such agreements, certificates instruments, assurances and other documents, and to do or cause to be done all such acts or things as may be deemed necessary or appropriate to effectuate or carry out the purposes and intent of the foregoing resolutions.

     This Unanimous Written Consent may be executed in several counterparts with the same effect as if the signatures were shown on one document.

Dated: September 13, 1999

/s/ D. R. BEALL                                  /s/ R. M. BRESSLER
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    D. R. Beall                                      R. M. Bressler


/s/ F. C. FARRILL                                /s/ J. L. STEAD
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    F. C. Farrill                                    J. L. Stead


/s/ D. W. DECKER
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    D. W. Decker


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